DEAR SHAREHOLDERS:

We are pleased to provide this initial report for Charter Small Company Stock Growth Fund (the "Fund"), sub-advised by Fiduciary International, Inc., covering the period ended June 30, 2000.

Please read our sub-adviser's update below.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CHARTER SMALL COMPANY STOCK GROWTH FUND




SUB-ADVISER'S UPDATE

THE MARKET ENVIRONMENT

The U.S. small cap market had a challenging start, but finished off the second quarter strong. One factor negatively impacting investor sentiment during the period was interest rates. Since June 1999, the Federal Reserve (Fed) has been raising rates. The Federal Open Market Committee shifted from a gradualist to an aggressive position by raising rates 50 basis points on May 16, versus only 25 basis points for each of the other increases within the past year. This was another effort by the Fed to slow down the U.S. economy and to preempt inflation from feared economic overheating. Rising interest rates generally have a greater impact on longer-duration growth stocks and their valuations, and that certainly contributed to the volatile environment for growth stocks.

Another factor that influenced investor sentiment was the culmination of the anti-trust suit against Microsoft. According to the judge's ruling, Microsoft's violation of anti-trust laws would subject the company to further legal action, including the possible breakup of the company. This high-


                                                                               _
                                                                               1
profile event created concern in the market that renewed Government activism could interfere with rapid developments occurring in technology and the Internet.

Volatility is something investors are starting to get used to, as price swings of greater than 1% have become an everyday occurrence on the NASDAQ Composite this year. Investors started the quarter by returning to the perceived safer haven of the large cap market based on fears of higher interest rates, rising oil prices and the potential of a slowing economy -- and concerns over the extreme valuations of many small cap technology issues.

STRATEGY

Energy and health care were the strongest performers among the emerging growth sectors for the second quarter. Health care led all sectors, gaining 19.5%. Within that sector, biotechnology was the biggest contributor, with a 54.1% increase. Our stock selection in biotechnology and oil service stocks added value to the Fund's returns over the period.

During the volatile months of April and May, the Fund was well served by its exposure to the business service, financial and health care service sectors. Performance of stocks with strong fundamentals that had struggled during the peak of the technology sector dominance reversed and added value in April and May. June was characterized by the return of the technology sector, which rose 16.2% within the Russell 2000 Index. Our slight overweight positions and stock selection within this sector added value in June.

PERFORMANCE

For the second quarter and since its inception (01/21/00), the Fund's Institutional Class returned -2.99% and 6.90%, respectively. . The Russell 2000 Index returned -3.78% and 3.04%, respectively for the quarter and year-to-date. The Fund's Premier and Retail Classes returned -3.00% and -3.09%, respectively, for the second quarter and 6.80% and 6.70%, respectively, since inception.

_
2



OUTLOOK

We believe that the shakeout in the technology sector earlier in the year was healthy -- and served to remove the speculative fever and bring a dose of reality back to the market. Looking ahead, we believe that the following factors continue to support the case for small capitalization stocks:

o Merger activity that started in the first quarter continues to be strong. Over 100 small company mergers were announced in the first quarter and approximately 500 are projected for the year. The consolidation of companies is likely to increase due to the valuation disparity that exists between small- and large capitalization firms. Approximately 22% of the companies in the small cap universe currently trade below 10 times trailing one-year earnings.

o With earnings still robust, earnings preannouncement seasons have been weathered with few surprises. So far in the first quarter, small cap universe positive surprises have outshined the negative surprises. Actual profits for both the small cap universe and the technology sector have exceeded expected profits by more than 50%. We believe that investors will continue to look to well-managed, well-capitalized growth stocks, such as business services and technology stocks, while moving away from unprofitable companies.

o We believe that the Fed has done a good job in slowing the economy. Inflation remains relatively subdued and interest rates should behave. In a slower growth economy, investors will likely seek superior earnings growth companies in the small- and mid-cap universe.

Overall, we believe that small cap stocks continue to be compellingly attractive relative to their large cap counterparts.

                                                                               _
                                                                               3

CHARTER SMALL COMPANY STOCK
GROWTH FUND

INVESTMENTS IN SECURITIES
June 30, 2000 (Unaudited)

                                                          MARKET
                                             NUMBER OF     VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
COMMON STOCKS - 79.5%

ADVERTISING- 2.8%
Lamar Advertising, Class A*                     4,500     $  195
Plexus Corp*                                      200         23
Titan Corp*                                     2,500        111
                                                       ----------
                                                             329
                                                       ----------

COMMUNICATIONS- 7.2%
Actuate Corp.*                                  2,000        107
Audio Codes Ltd.*                                 800         96
Bindview Development Corp.*                     5,000         60
Biopure Corp., Class A *                        2,500         47
Emmis Communications Corp.,  Class A*           3,000        124
ICG Communications, Inc.                        4,000         88
Mediacom Communications Co., Class A*           4,000         62
Primus Telecommun. Group, Inc.*                 4,500        112
RSL Communications Ltd.*                        4,100         47
XM Satellite Radio, Class A*                    3,000        112
                                                       ----------
                                                             855
                                                       ----------

DATA PROCESSING- 3.4%
BISYS Group, Inc.*                              3,000        185
DeVry, Inc. *                                   5,500        145
SunGuard Data Systems, Inc.*                    2,500         78
                                                       ----------
                                                             408
                                                       ----------

ENTERTAINMENT- 2.4%
Premier Parks, Inc.*                            5,500        125
World Wrestling Federation*                     7,500        156
                                                       ----------
                                                             281
                                                       ----------

FINANCIAL- 9.2%
ChoicePoint, Inc.*                              4,500        200
City National Corp.                             5,000        174


_
4


                                                          MARKET
                                             NUMBER OF     VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
Federated Investors, Inc., Class B              5,000     $  175
IndyMac Mortgage Holdings, Inc.                 5,000         68
Investment Tech Group                           4,000        170
Legg Mason, Inc.                                4,000        200
Radian Group, Inc.                              2,000        104
                                                       ----------
                                                           1,091
                                                       ----------

ELECTRONICS- 1.9%
Electroglas, Inc.                                 900         19
Exar Corp.*                                     1,000         87
Plantronics, Inc.                               1,000        116
                                                       ----------
                                                             222
                                                       ----------

MANUFACTURING- 11.2%
Alpha Industries, Inc.                          2,000         88
Aptargroup, Inc.                                5,000        135
Elcor Corp.                                     2,300         53
Furniture Brands International, Inc.            5,000         76
International Home Foods, Inc.*                 7,000        147
Matrixone, Inc. *                               2,500        102
Mineral Technologies, Inc.                      5,000        230
Natural Microsystems Corp.*                     1,500        169
Photronic Labs, Inc.*                           1,300         37
Scotts Co., Class A*                            1,500         55
Smith International Inc.                        1,500        108
TETRA Tech, Inc.*                               3,600         82
Visual Networks, Inc.*                          1,800         51
                                                       ----------
                                                           1,333
                                                       ----------

MEDICAL- 8.2%
Alexion Pharmaceuticals, Inc.*                    800         57
American Dental Partners, Inc. *               15,000        104
Cor Therapeutics, Inc.*                         1,500        128
Gel Tex Pharmaceuticals, Inc.*                  2,500         51



The Notes to Financial Statements are an integral part of these statements.

                                                                               _
                                                                               5

CHARTER SMALL COMPANY STOCK
GROWTH FUND

INVESTMENTS IN SECURITIES CONTINUED
June 30, 2000 (UNAUDITED)

                                                          MARKET
                                             NUMBER OF     VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
Ilex Oncology, Inc.*                            2,200      $  78
Lincare Holdings, Inc.*                         8,000        197
Medquist, Inc.*                                   500         17
Renal Care Group, Inc.*                         7,000        171
Scott Technologies, Inc.                       10,000        172
                                                       ----------
                                                             975
                                                       ----------
PUBLISHING- 1.0%
Information Holdings, Inc.*                     2,000         74
Macromedia, Inc. *                                500         48
                                                       ----------
                                                             122
                                                       ----------

REAL ESTATE- 1.4%
Carey International, Inc. *                     3,000         42
Manhattan Associates, Inc.*                     5,000        125
                                                       ----------
                                                             167
                                                       ----------

RESEARCH AND DEVELOPMENT- 1.9%
Affymetrix, Inc. *                                500         83
Alkermes, Inc.*                                 3,000        141
                                                       ----------
                                                             224
                                                       ----------

RETAIL- 2.7%
Rent A Center, Inc.*                            5,000        113
SCP Pool Corp.*                                 3,000         71
Tootsie Roll Industries, Inc.                   2,000         70
                                                       ----------
                                                             254
                                                       ----------

SERVICES- 7.5%
BJ Services Co.*                                2,000        125
Braun Consulting, Inc. *                        3,000         63
Information Resource Engr. Inc.                 2,000         51
Interim Services, Inc.*                         5,000         89
Investors Financial Services Co.                4,500        179
MAXIMUS, Inc.*                                  1,000         22
Nabors Industries, Inc.                         4,000        166


The Notes to Financial Statements are an integral part of these statements.

_
6


                                                          MARKET
                                            NUMBER OF      VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
On Assignment, Inc.*                            3,500     $  107
Ritchie Bros. Auctioneers, Inc.                 2,000         48
SangStat Med. Corp. *                           1,500         43
                                                       ----------
                                                             893
                                                       ----------

TECHNOLOGY- 15.9%
Allaire Corp. *                                 1,000         37
American Mgmt. Systems, Inc.                    5,000        164
Art Technology Group, Inc.*                       800         81
Business Objects SA ADR *                       2,000        176
Caliper Technologies Corp.*                     2,000         92
Clarent Corp.*                                  1,000         72
Digital Microwave Corp.*                        4,000        153
DST Systems, Inc.*                              2,500        190
Exchange Applications, Inc.*                    2,000         53
Henry (Jack) & Assoc.                           2,500        125
i2 Technologies, Inc.*                            500         52
Informatica Corp*                               1,400        115
ISS Group, Inc. *                                 600         59
Media Metrix, Inc.*                             1,500         38
Mercury Interactive Corp.                       1,200        116
Micromuse, Inc.                                   500         83
Onyx Software Corp. *                           3,000         89
Valuevision International, Inc., Class A*       4,000         96
Vignette Corp. *                                1,000         52
Voyager.net, Inc.*                              5,000         40
                                                       ----------
                                                           1,883
                                                       ----------
UTILITIES 2.2%
Barret Resource Corp.*                          2,500         75
Hain Celestial Group, Inc.*                     5,000        183
                                                       ----------
                                                             258
                                                       ----------



The Notes to Financial Statements are an integral part of these statements.

                                                                               _
                                                                               7

CHARTER SMALL COMPANY STOCK
GROWTH FUND

INVESTMENTS IN SECURITIES CONTINUED
JUNE 30, 2000 (UNAUDITED)

                                             NUMBER OF     MARKET
                                             SHARES        VALUE
                                              (000)        (000)
-----------------------------------------------------------------
WIRELESS COMMUNICATIONS- 1.2%
Aether System, Inc. *                             200    $    41
Triton PCS Holdings, Class A *                  1,800        104
                                                       ----------
                                                             145
                                                       ----------
TOTAL COMMON STOCKS - 79.5%
    (Cost $9,100)                                          9,440
                                                       ----------

SHORT-TERM OBLIGATIONS - 21.2%

MONEY MARKET FUND
Charter Money Market Fund                       2,523    $ 2,523
                                                       ----------

TOTAL SHORT-TERM OBLIGATIONS
(Cost $2,523)                                              2,523
                                                       ----------
TOTAL INVESTMENT IN SECURITIES - 100.7%
  (Total Cost $11,623)                                    11,963
Cash and Other Assets Less Liabilities -  (0.7)%             (84)
                                                       ----------

NET ASSETS - 100.0%                                     $  11,879
                                                       ==========

* Non-income producing securities.


    -------------------------------------------------------------
    CHARTER SMALL COMPANY STOCK GROWTH FUND
    TEN LARGEST POSITIONS (UNAUDITED)
                                                 (000)
     Mineral Technology                       $   230       1.9%
     ChoicePoint, Inc.                            200       1.7%
     Legg Mason, Inc.                             200       1.7%
     Lincare Holdings, Inc.                       197       1.7%
     Lamar Advertising, Class A                   195       1.6%
     DST Systems, Inc.                            190       1.6%
     BISYS Group, Inc.                            185       1.6%
     Hain Celestial Group, Inc.                   183       1.5%
     Investors Financial Services Co.             179       1.5%
     Business Objects SA ADR                      176       1.5%
    -------------------------------------------------------------


The Notes to Financial Statements are an integral part of these statements.

_
8


CHARTER SMALL COMPANY STOCK
GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
                                                            (IN THOUSANDS)
---------------------------------------------------------------------------
ASSETS:
Investments in securities at value (Cost - $11,623)           $   11,963
Cash                                                                   1
Receivable for investments sold                                      285
Interest and dividends receivable                                      2
Other                                                                 13
                                                           --------------
Total assets                                                      12,264
                                                           --------------

LIABILITIES:
Payable for investments purchased                                    347
Accrued advisory fees payable                                          9
Custodian fees payable                                                 7
Accrued audit and legal fees payable                                   7
Administrative services payable                                        6
12b-1 and sub-accounting fees payable to Distributor                   4
Other accrued expenses                                                 5
                                                           --------------
Total liabilities                                                    385
                                                           --------------
NET ASSETS                                                    $   11,879
                                                           ==============

SHARES OUTSTANDING
Institutional Class ($10.69 net asset value per share)               450
                                                           ==============
Premier Class ($10.68 net asset value per share)                     486
                                                           ==============
Retail Class ($10.67 net asset value per share)                      176
                                                           ==============
COMPONENTS OF NET ASSETS:
Paid in capital                                               $   11,227
Overdistributed net investment income                                (24)
Accumulated net realized gain on investments                         336
Unrealized appreciation of investments and futures                   340
                                                           --------------
NET ASSETS                                                    $   11,879
                                                           ==============


The Notes to Financial Statements are an integral part of these statements.

                                                                               _
                                                                               9

CHARTER SMALL COMPANY STOCK
GROWTH FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 21, 2000 * TO
JUNE 30, 2000 (UNAUDITED)

                                                                  (IN THOUSANDS)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                                        $      4
     Interest                                                               30
                                                            -------------------
                                                                            34
EXPENSES:
     Investment advisory fees                                               49
     Custodian fees and expenses                                            15
     Registration fees                                                      16
     Administrative services                                                 9
     Auditing and legal fees                                                 8
     Sub-accounting fees                                                     6
     Shareholder reports                                                     3
     12b-1 fees                                                              2
                                                            -------------------
Total expenses                                                             108
     Less expenses waived by adviser or distributor                        (50)
                                                            -------------------
Net expenses                                                                58
                                                            -------------------
NET INVESTMENT INCOME (LOSS)                                               (24)

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS:
     Net realized gain from securities transactions                        336
     Unrealized appreciation of investments                                340
                                                            -------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS                                                           676
                                                            -------------------
NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                                 $     652
                                                            ===================





* Commencement of operations



The Notes to Financial Statements are an integral part of these statements.


__
10




CHARTER SMALL COMPANY STOCK
GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD JANUARY 21, 2000 * TO
JUNE 30, 2000 (UNAUDITED)


                                                            (IN THOUSANDS)
--------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                                   $    (24)
Net realized gain from securities transactions                      336
Net realized gain from futures contracts                              -
Unrealized gain from futures contracts                                -
Unrealized appreciation of investments                              340
                                                           -------------
Net increase in net assets from operations                          652
                                                           -------------
DISTRIBUTIONS FROM NET INVESTMENT INCOME:
     Institutional Class                                              -
     Premier Class                                                    -
     Retail Class                                                     -
                                                           -------------
Total distributions to shareholders                                   -
                                                           -------------
CAPITAL SHARE TRANSACTIONS:
Institutional Class
Net proceeds from sales of shares                                 4,502
Net asset value of shares issued to shareholders
     in reinvestment of dividends and distributions                   -
                                                           -------------
                                                                  4,502
Cost of shares redeemed                                               -
                                                           -------------
                                                                  4,503
                                                           -------------
Premier Class
Net proceeds from sales of shares                                 4,912
Net asset value of shares issued to shareholders
     in reinvestment of dividends and distributions                   -
                                                           -------------
                                                                  4,912
Cost of shares redeemed                                               -
                                                           -------------
                                                                  4,912
                                                           -------------
Retail Class
Net proceeds from sales of shares                                 1,868
Net asset value of shares issued to shareholders
     in reinvestment of dividends and distributions                   -
                                                           -------------
                                                                  1,868
Cost of shares redeemed                                             (56)
                                                           -------------
                                                                  1,812
                                                           -------------
Net increase from Fund share transactions                        11,227
                                                           -------------
NET INCREASE IN NET ASSETS                                       11,879

NET ASSETS:
Beginning of period                                                   -
                                                           -------------
End of period (including accumulated net investment
     loss of $24)                                              $ 11,879
                                                           =============


* Commencement of operations


The Notes to Financial Statements are an integral part of these statements.

                                                                              __
                                                                              11

CHARTER SMALL COMPANY STOCK
GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS CONTINUED
FOR THE PERIOD JANUARY 21, 2000 * TO
JUNE 30, 2000 (UNAUDITED)

                                                                  (IN THOUSANDS)
--------------------------------------------------------------------------------
TRANSACTIONS IN CAPITAL STOCK

INSTITUTIONAL CLASS
Shares sold                                                                450
Shares issued in reinvestment of dividends and
distributions                                                                -
                                                            -------------------
                                                                           450
Shares redeemed                                                              -
                                                            -------------------
Net increase in shares outstanding                                         450
                                                            ===================
PREMIER CLASS
Shares sold                                                                486
Shares issued in reinvestment of dividends and
  distributions                                                              -
                                                            -------------------
                                                                           486
Shares redeemed                                                              -
                                                            -------------------
Net increase in shares outstanding                                         486
                                                            ===================
RETAIL CLASS
Shares sold                                                                181
Shares issued in reinvestment of dividends and
  distributions                                                              -
                                                            -------------------
                                                                           181
Shares redeemed                                                             (5)
                                                            -------------------

Net increase in shares outstanding                                         176
                                                            ===================


* Commencement of operations





The Notes to Financial Statements are an integral part of these statements.


__
12


CHARTER SMALL COMPANY STOCK
GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES. Charter Small Company Stock Growth Fund is separate series of CIGNA Funds Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Charter Small Company Growth Fund is to seek long-term capital appreciation by investing principally in common and preferred stocks of U.S. companies with market capitalizations between $30 million and $2 billion, with a focus on growing companies involved in new product development and technological breakthroughs. The Trust offers three classes of shares: Institutional Class, Premier Class and Retail Class. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including any applicable sub-accounting or 12b-1 distribution fee). Shares of each class would receive their pro rata share of net assets of the Fund if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares. Institutional Class Shares have a separate transfer agent charge and no distribution fee or sub-accounting fee. The Premier Class Shares have a sub-accounting fee. The Retail Class Shares have a 12b-1 fee and a sub-accounting fee.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities, including warrants, that are listed on a national securities exchange or


                                                                              __
                                                                              13

CHARTER SMALL COMPANY STOCK
GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) CONTINUED


part of the NASDAQ National Market System are valued at the last sale price or, if there has been no sale that day, at the last bid price. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-date, and interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - For federal income tax purposes, each fund in the Trust is taxed as a separate entity. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued.

D. DIVIDENDS - Dividends from net investment income and net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed annually.

Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting


__
14



principles. To the extent that such differences are permanent, a re-classification to paid in capital may be required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 1.00% applied to the average daily net assets of the Fund. TimesSquare has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 1.05% annually of average daily net assets for the Institutional Class, 1.25% annually of average daily net assets for the Premier Class, and 1.50% annually for the Retail Class, until April 30, 2001 and thereafter to the extent described in the Fund's then current prospectus. TimesSquare retains the ability to be repaid by the Fund if the Fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses Fund operating expenses.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2000, the Fund paid or accrued $9,385.

With respect to Retail Class shares, the Fund has adopted a 12b-1 plan which requires the payment of 0.25% annually ($1,566 through 6/30/00) to CIGNA Financial Services, Inc. ("CFS"), the Fund's distributor. The fees received from the 12b-1 plan are used for services provided to the Retail Class and expenses primarily intended to result in

                                                                              __
                                                                              15

CHARTER SMALL COMPANY STOCK
GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) CONTINUED

the sale of such shares. Premier and Retail Class shares are also subject to a sub-accounting fee payable to CFS equal to 0.20% annually ($4,456 and $1,252, respectively, through 6/30/00). The sub-accounting and 12b-1 fees will be waived as necessary to limit Premier and Retail Class expenses, as a percentage of average net assets, to the amounts described above until April 30, 2001 and thereafter to the extent described in the Fund's then current prospectus.

TimesSquare and CFS are indirect, wholly-owned subsidiaries of CIGNA
Corporation.

3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities, excluding short-term obligations, for the six months ended June 30, 2000 were $15,556,713 and $6,793,437, respectively.

At June 30, 2000, the cost of securities for federal income tax purposes was $11,315,879. The Fund had net unrealized appreciation of investment of $647,501, consisting of gross unrealized appreciation of $986,400 and gross unrealized depreciation of $338,899 for federal income tax purposes.

5. CAPITAL STOCK. The Fund is a separate series of the Trust which offers an unlimited number of shares of beneficial interest, without par value. At June 30, 2000, Life Insurance Company of North America, an indirect, wholly-owned subsidiary of CIGNA Corporation, owned 90% of the Fund.


__
16




CHARTER SMALL COMPANY STOCK
GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. FINANCIAL HIGHLIGHTS. The following per share data is computed on the basis of a share outstanding throughout the period:



                                                                   INSTITUTIONAL    PREMIER           RETAIL
                                                                   CLASS            CLASS             CLASS
------------------------------------------------------------------------------------------------------------------
                                                                   FOR THE           FOR THE          FOR THE
                                                                    PERIOD            PERIOD           PERIOD
                                                                   1/21/00(4)        1/21/00(4)       1/21/00(4)
                                                                     TO                TO               TO
(UNAUDITED)                                                        6/30/00           6/30/00          6/30/00
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
  NET ASSET VALUE,
    BEGINNING OF PERIOD                                            $ 10.00          $ 10.00           $ 10.00

INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income
   (loss)                                                            (0.02)           (0.03)            (0.03)
  Net realized and
    unrealized gain on
    securities                                                        0.71             0.71              0.70
                                                                      -----            -----             -----
TOTAL FROM INVESTMENT
  OPERATIONS                                                          0.69             0.68              0.67
                                                                      -----            -----             -----
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                                                   -                -                 -
  Distributions from capital
    gains                                                               -                -                 -
                                                                      -----            -----             -----
TOTAL DISTRIBUTIONS                                                     -                -                 -
                                                                      -----            -----             -----
NET ASSET VALUE, END OF
  PERIOD                                                           $ 10.69          $ 10.68            $ 10.67
                                                                   ========        ========            =======
TOTAL RETURN (1)                                                      6.90% (2)        6.80% (2)          6.70% (2)
RATIOS TO AVERAGE NET
  ASSETS
  Expenses                                                            1.05% (3)        1.25% (3)          1.50% (3)
  Net investment income
   (loss)                                                            (0.36)%(3)       (0.56) (3)         (0.80)%(3)
  Fees and expenses waived
    or borne by the Adviser
    or Distributor                                                    0.90% (3)        0.90% (3)          0.96% (3)
  Portfolio turnover                                                    89% (2)          89% (2)            89% (2)
  Net assets, end of period
   (000 omitted)                                                   $ 4,815          $ 5,188            $ 1,876


(1) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(2) Not annualized.
(3) Annualized.
(4) Commencement of operations.


                                                                              __
                                                                              17

CHARTER SMALL COMPANY STOCK
GROWTH FUND


Charter Small Company Stock Growth Fund is an open-end, diversified management investment company that invests primarily in common and preferred stocks of U.S. companies with market capitalizations between $30 million and $2 billion, with a focus on growing companies involved in new product development and technological breakthroughs. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152. The Fund is distributed by CIGNA Financial Services, Inc., P.O. Box 150476, Hartford, CT 06115-0476 (telephone: 1.888.CIGNA.FS or 1.888.244.6237).

TRUSTEES

Hugh R. Beath
ADVISORY DIRECTOR, ADMEDIA CORPORATE ADVISORS, INC.

Richard H. Forde
SENIOR MANAGING DIRECTOR, TIMESSQUARE CAPITAL MANAGEMENT, INC.

Russell H. Jones
VICE PRESIDENT AND TREASURER, KAMAN CORPORATION

Thomas C. Jones
PRESIDENT, CIGNA RETIREMENT AND INVESTMENT SERVICES &
CHAIRMAN OF THE BOARD, TIMESSQUARE CAPITAL MANAGEMENT, INC.

Paul J. McDonald
SPECIAL ADVISOR TO THE BOARD OF DIRECTORS,
FRIENDLY ICE CREAM CORPORATION

OFFICERS

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT

Alfred A. Bingham III
VICE PRESIDENT AND TREASURER

Jeffrey S. Winer
VICE PRESIDENT AND SECRETARY


[CIGNA TREE LOGO GRAPHIC APPEARS HERE]
CIGNA FINANCIAL SERVICES, INC.

P.O. Box 150476 . Hartford, CT 06115-0476
www.cigna.com . Member NASD/SIPC

                                            545723



________________________________________________________________________________


                               CIGNA FUNDS GROUP

________________________________________________________________________________

                     [A BUILDING GRAPHIC APPEARS IN THE BACKGROUND OF THIS PAGE]

                                                               CHARTER FUNDS/SM/


                                                                         CHARTER

                                                                           SMALL

                                                                         COMPANY

                                                                           STOCK

                                                                          GROWTH

                                                                            FUND


                                                               Semiannual Report
                                                                   June 30, 2000




[CIGNA TREE LOGO GRAPHIC APPEARS HERE]
CIGNA Financial Services, Inc.